IDEX Mutual Funds

Supplement dated February 28, 2003, to Prospectus dated November 11, 2002, as previously supplemented December 20, 2002, February 14, 2003 and February 25, 2003

Please retain this supplement for future reference.

The following corrects the information relating to the table under the section entitled “Performance
Information – Similar Sub-Adviser Performance” on pages 102-103 of the prospectus:

IDEX Fund	Similar Sub-Adviser Fund	Similar Fund
		Inception Date	Total Assets (approximate)(12/31/01)
T. Rowe Price Health Sciences(1) (2) (3)	T. Rowe Price Health Sciences	12/29/95	960.8M
IDEX Marsico Growth(1)(2)	Marsico Growth	12/31/97	530.9M

IDEX Fund	1 Year		5 Year		10 Years or since Inception (if less than 10 years)
	Actual	IDEX Adjusted*	Actual	IDEX Adjusted*	Actual	IDEX Adjusted*
IDEX T. Rowe Price Health Sciences	(5.97)%	(12.02)%	17.69%	15.89%	19.13%	17.64%
IDEX Marsico Growth	(20.33)%	(25.08)%	N/A	N/A	10.18%	8.36%

(1)	The IDEX Funds are separate and distinct from the Similar Sub-Adviser Fund. They will have different holdings and their performance will vary. The above performance for each Similar Sub-Adviser Fund is not the performance of the IDEX Fund and should neither be considered indicative of the future performance of the IDEX Fund nor a substitute for performance of the IDEX Fund.

(2)	The T. Rowe Price Health Sciences and Marsico Growth do not have sales loads.

(3)	The Actual returns were calculated net of the fees and expenses for the T. Rowe Price Funds. The IDEX Adjusted return figures were calculated by taking the gross return number, and then deducting IDEX net operating expenses of 1.55%. Actual and IDEX Adjusted return figures include changes in principal value, reinvested dividends, and capital gain distributions. Investment return and principal value will vary, and shares may be worth more or less at redemption that at original purchase. The Actual and IDEX Adjusted returns are annualized.

* The adjusted returns are included to show you what the returns of a Similar Sub-Adviser Fund might have been using the Class A sales loads and fees of a Similar IDEX Fund. The IDEX adjusted returns were calculated by taking the gross returns of the Similar Sub-Adviser Fund and deducting the Class A fees and expenses of the IDEX Fund and the 5.5% front-end sales load. Actual and IDEX Adjusted return figures include reinvestment of dividends and other earnings. Performance reflects contractual fee waivers in effect. In their absence, performance would be reduced. Investment return and principal value will fluctuate so that an investor’s share, when redeemed, may be worth more or less that their original cost.